CUSIP No.  739308 10 4                                     Page 1 of 4 Pages
          ------------                                     -----------------



                             JOINT FILING AGREEMENT

                  In accordance with Rule 13d-1(k) of Regulation 13D of the Securities Exchange Act of 1934, as amended, the persons or entities below agree to the joint filing on behalf of each of them of this statement on Schedule 13D (including any and all amendments thereto) with respect to the Common Stock of Power-One, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof the undersigned, being duly authorized, hereby execute this Agreement as of the 30th day of November, 2000.

                                     STEPHENS GROUP, INC.


                                     By: /s/ JACKSON T. STEPHENS
                                        --------------------------------------
                                         Jackson T. Stephens
                                         Chairman of the Board of Directors


                                     JACKSON T. STEPHENS TRUST NO. ONE


                                     By: /s/ JACKSON T. STEPHENS
                                        --------------------------------------
                                         Jackson T. Stephens, Trustee


                                     By: /s/ WARREN A. STEPHENS
                                        --------------------------------------
                                         Warren A. Stephens, Trustee


                                     BESS C. STEPHENS TRUST


                                     By: /s/ BESS C. STEPHENS
                                        --------------------------------------
                                         Bess C. Stephens, Trustee


                                     By: /s/ JACKSON T. STEPHENS
                                        --------------------------------------
                                         Jackson T. Stephens, Trustee


                                     By: /s/ VERNON J. GISS
                                        --------------------------------------
                                         Vernon J. Giss, Trustee


                                     WARREN A. STEPHENS TRUST


                                     By: /s/ WARREN A. STEPHENS
                                        --------------------------------------
                                         Warren A. Stephens, Trustee

CUSIP No.  739308 10 4                                     Page 2 of 4 Pages
          ------------                                     -----------------


                               WARREN & HARRIET STEPHENS CHILDREN'S TRUST


                               By: /s/ JON E.M. JACOBY
                                  ---------------------------------------------
                                   Jon E.M. Jacoby, Trustee


                               HARRIET CALHOUN STEPHENS TRUST


                               By: /s/ HARRIET C. STEPHENS
                                  ---------------------------------------------
                                   Harriet C. Stephens, Trustee


                               ELIZABETH ANN STEPHENS CAMPBELL REVOCABLE TRUST


                               By: /s/ ELIZABETH STEPHENS CAMPBELL
                                  ---------------------------------------------
                                   Elizabeth Stephens Campbell, Trustee


                               W. R. STEPHENS, JR. REVOCABLE TRUST


                               By: /s/ WILTON R. STEPHENS, JR.
                                  ---------------------------------------------
                                   Wilton R. Stephens, Jr., Trustee


                               JACKSON T. STEPHENS GRANDCHILDRENS TRUST AAAA


                               By: /s/ JON E.M. JACOBY
                                  ---------------------------------------------
                                   Jon E.M. Jacoby, Trustee


                               PAMELA DIANE STEPHENS TRUST ONE


                               By: /s/ BESS C. STEPHENS
                                  ---------------------------------------------
                                   Bess C. Stephens, Trustee


                               By: /s/ ELIZABETH STEPHENS CAMPBELL
                                  ---------------------------------------------
                                   Elizabeth Stephens Campbell, Trustee


                               By: /s/ WILTON R. STEPHENS, JR.
                                  ---------------------------------------------
                                   Wilton R. Stephens, Jr., Trustee


                               By: /s/ PAMELA DIANE STEPHENS
                                  ---------------------------------------------
                                   Pamela Diane Stephens, Trustee



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CUSIP No.  739308 10 4                                     Page 3 of 4 Pages
          ------------                                     -----------------




                                      WARREN MILES AMERINE STEPHENS TRUST


                                      By: /s/ WARREN A. STEPHENS
                                         --------------------------------------
                                          Warren A. Stephens, Trustee


                                      JOHN CALHOUN STEPHENS TRUST


                                      By: /s/ WARREN A. STEPHENS
                                         --------------------------------------
                                          Warren A. Stephens, Trustee


                                      LAURA WHITAKER STEPHENS TRUST


                                      By: /s/ WARREN A. STEPHENS
                                         --------------------------------------
                                          Warren A. Stephens, Trustee


                                      J&J PARTNERS


                                      By: /s/ JON E.M. JACOBY
                                         --------------------------------------
                                          Jon E.M. Jacoby, Managing Partner


                                      JACOBY ENTERPRISES, INC.


                                      By: /s/ JON E.M. JACOBY
                                         --------------------------------------
                                          Jon E.M. Jacoby, President


                                      CORAL TWO CORPORATION


                                      By: /s/ JON E.M. JACOBY
                                         --------------------------------------
                                          Jon E.M. Jacoby, President


                                      CORAL PARTNERS


                                      By: /s/ WARREN A. STEPHENS
                                         --------------------------------------
                                          Warren A. Stephens, Partner

CUSIP No.  739308 10 4                                     Page 4 of 4 Pages
          ------------                                     -----------------



                                  By: /s/ JON E.M. JACOBY
                                     ------------------------------------------
                                      Jon E.M. Jacoby, General Partner






                                  BRADBURY ENTERPRISES


                                  By: /s/ CURTIS F. BRADBURY, JR.
                                     ------------------------------------------
                                      Curtis F. Bradbury, Jr., Partner



                                   /s/ DOUGLAS H. MARTIN
                                  ---------------------------------------------
                                  Douglas H. Martin

                                   /s/ CURTIS F. BRADBURY, JR.
                                  ---------------------------------------------
                                  Curtis F. Bradbury, Jr.

                                   /s/ JACKSON T. STEPHENS
                                  ---------------------------------------------
                                  Jackson T. Stephens

                                   /s/ WARREN A. STEPHENS
                                  ---------------------------------------------
                                  Warren A. Stephens

                                   /s/ BESS C. STEPHENS
                                  ---------------------------------------------
                                  Bess C. Stephens

                                   /s/ VERNON J. GISS
                                  ---------------------------------------------
                                  Vernon J. Giss

                                   /s/ JON E.M. JACOBY
                                  ---------------------------------------------
                                  Jon E.M. Jacoby

                                   /s/ HARRIET C. STEPHENS
                                  ---------------------------------------------
                                  Harriet C. Stephens

                                   /s/ ELIZABETH STEPHENS CAMPBELL
                                  ---------------------------------------------
                                  Elizabeth Stephens Campbell

                                   /s/ WILTON R. STEPHENS, JR.
                                  ---------------------------------------------
                                  Wilton R. Stephens, Jr.

                                   /s/ PAMELA DIANE STEPHENS
                                  ---------------------------------------------
                                  Pamela Diane Stephens

                                   /s/ JAMES SOMMERS
                                  ---------------------------------------------
                                  James Sommers, trustee pursuant to Voting
                                  Trust Agreement dated as of June 8, 1998